                                                                 Exhibit 10.2.27


                                     FORM OF
                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT made as of this ____ day of ________, 1996, by and among United Auto Group, Inc., a Delaware corporation ("UAG") and __________________ [Buyer] a Delaware corporation and a wholly-owned subsidiary of UAG ("Buyer"), and _________________ [Target] ("Target"), a __________________ corporation and
________________ [Target Shareholders], each a shareholder of the Target (collectively, the "Target's Shareholders"). UAG, the Buyer, the Target and the Target Shareholders are referred to collectively herein as "Parties".

                              W I T N E S S E T H:

RECITALS:

     A. This Agreement contemplates a tax-free merger of the Target with and into the Buyer in a reorganization pursuant to Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended. The current shareholders of the Target (collectively, the "Target Shareholders") will receive common stock in UAG ("UAG Common Stock") and options for UAG Common Stock ("UAG Options") in exchange for their rights, title and interests in and to their ownership interests in the Target.

     B. Pursuant to the terms of a certain Master Agreement made as of March 11, 1992 as amended by Amendment No. 1 to the Master Agreement dated October 1, 1992 and by Amendment No. 2 to the Master Agreement dated July 21, 1993 (as so amended, the "Master Agreement") the Buyer and the Target became general partners in _______________, a __________ general partnership (the "Partnership").

     C. This Agreement is entered into pursuant to a Settlement Agreement by and among the Parties and/or certain affiliates of the Parties dated October 3, 1996 which by its terms supersedes the Master Agreement in its entirety.

     D. At present Target is the owner of a 30% interest in the Partnership ("Partnership Interest").

     E. The Partnership is in the business of operating an automobile dealership in the State of _____________________, as the franchisee under a franchise agreement with one or more automobile manufacturers.

     F. Prior to the Effective Time (as hereinafter defined), the boards of directors and stockholders of each of the Buyer and the Target shall have approved and adopted resolutions declaring advisable the merger of Target with and into the Buyer on the terms and conditions hereinafter set forth and shall have also approved and adopted this Agreement and Plan of Merger.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations and warranties and covenants herein contained, the Parties agree as follows:


     1.   THE MERGER

          1.1 THE MERGER. On and subject to the terms and conditions of this Agreement, the Target will merge with and into the Buyer (such transaction being hereinafter referred to as the "Merger") at the Effective Time (as hereinafter defined). The Buyer shall be the corporation surviving the Merger (the "Surviving Corporation"). The Merger shall become effective at the time (the "Effective Time") the Buyer and Target file the Certificate of Merger with the Secretary of State of their respective States of incorporation. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either of its constituent corporations in order to carry out and effectuate the transactions contemplated by this Agreement.

          1.2 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and the Bylaws of the Buyer in effect at and as of the Effective Time will remain the Certificate of Incorporation and the Bylaws of the Surviving Corporation in the Merger, without any modification or amendment.

          1.3 DIRECTORS AND OFFICERS. The directors and officers of the Buyer in office at and as of the

Effective Time will remain the directors and officers of the Surviving Corporation. Each of such directors and officers shall retain his or her respective position and term of office.

          1.4 DELIVERY OF CONSIDERATION. At the Closing (as hereinafter defined), in satisfaction of its obligations hereunder, the Buyer shall deliver to the Target Shareholders, PRO RATA in accordance with their shareholdings of the Target, ___________ shares of UAG Common Stock and UAG Options to acquire ___________ shares of UAG Common Stock. The UAG Options shall be in the form attached to the Settlement Agreement as Exhibit 6.1(A)


     2.   CLOSING

          2.1 CLOSING DATE. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Arnold & Porter, 399 Park Avenue, New York, New York 10022, at 10:00 a.m. on _____________,
1996 provided that all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the Parties will take at the Closing itself) have been satisfied or waived or such other time and date as the Parties may agree to in writing (the "Closing Date").

          2.2 ACTIONS AT THE CLOSING. At the Closing, in addition to the delivery of the consideration provided for in Section 1.4 above, (i) the Target will deliver to the Buyer the various certificates, instruments, and documents referred to in Section 2.3 below, (ii) the Buyer will deliver to the Target the various certificates, instruments, and documents referred to in Section 2.4 below, (iii) each of the Buyer and Target will file with the Secretary of State of its incorporation a Certificate of Merger, and (iv) the Buyer will deliver to the Target* a qualification form to do business in the State of the Target's incorporation, duly executed by an officer of the Buyer, unless already so qualified in such State, in order that the Target can file such qualification form

---------------
     *    Such action is applicable only if the Target is incorporated in New
Jersey.

with the Secretary of State of its incorporation along with the Certificate of Merger.

          2.3 DELIVERIES OF THE TARGET. At the Closing, the Target and Target's Shareholders shall deliver the following documents to the Buyer and
UAG:

               2.3.1 A certificate of good standing regarding the Target dated as of a recent date and issued by the Secretary of State of the State of the Target's incorporation.

               2.3.2  A closing certificate in the form attached hereto as
EXHIBIT 2.3.2, duly executed by an officer of the Target and dated as of the Closing Date, to the effect that each of the conditions specified in Section 6.1 are satisfied in all material respects.

               2.3.3 A legal opinion of counsel to the Target, in a form reasonably acceptable to the Target and the Target's Shareholders.

               2.3.4 A copy of the Target's Certificate of Incorporation certified by the Secretary of State of the State of its incorporation, and a copy of its Bylaws certified by the President or Secretary of the Target.

               2.3.5 A duly executed Registration Rights Agreement, substantially in the form attached to the Settlement Agreement as Exhibit 6.1(A).

               2.3.6 Share certificates of the capital stock of the Target held by the Target's Stockholders, duly endorsed to the Buyer, together with all minute books and records of the Target.

               2.3.7 Such other documents, certificates and instruments as may reasonably be requested.

          2.4 DELIVERIES OF THE BUYER AND UAG. At the Closing, the Buyer and UAG shall deliver the following documents to the Target:

               2.4.1  A closing certificate in the form attached hereto as
EXHIBIT 2.4.1 by the Buyer and UAG dated as of the Closing Date to the effect that each of the conditions specified in Section 6.2 are satisfied in all material respects.

               2.4.2 A legal opinion of counsel to UAG and the Buyer, in a form reasonably acceptable to the Buyer and UAG.

               2.4.3 A certificate of good standing regarding the Buyer and UAG dated as of a recent date and issued by the Secretary of State of the State of [Delaware].

               2.4.4 A duly executed Registration Rights Agreement, substantially in the form attached to the Settlement Agreement hereto as Exhibit 6.1(A).

               2.4.5 Such other documents, certificates and instruments as may reasonably be requested.


     3.   TARGET'S AND TARGET'S SHAREHOLDERS' REPRESENTATIONS AND WARRANTIES

     The Target and Target's Shareholders, jointly and severally, represent and warrant to the Buyer, as of the date of this Agreement and as of the Closing Date, as follows:

          3.1 TITLE TO TARGET'S PARTNERSHIP INTEREST. Except for certain pledge agreements executed in connection with the Master Agreement which pledge agreements are being terminated simultaneously herewith pursuant to the Settlement Agreement, there are no liens or rights of others in the Partnership Interest, except for any such liens or rights that may have been created or suffered to be created by the Partnership or UAG.

          3.2 CORPORATE STATUS. The Target is a corporation which is duly incorporated, validly existing and in good standing under the laws of the State in which it is incorporated.

          3.3 POWER AND AUTHORITY. The Target has the corporate power and authority to execute, deliver and perform this Agreement. This Agreement and all transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Target and Target's Shareholders.

          3.4 BINDING AGREEMENT. When executed and delivered by the Target, this Agreement shall be the valid and binding obligation of the Target enforceable in accordance with its terms.

          3.5 ABSENCE OF CONFLICT OR BREACH. The execution, delivery and performance of this Agreement do not and shall not conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court or arbitration tribunal or governmental authority to which the Target is subject, or of any provision of any agreement or understanding or arrangement to which the Target is a party or by which the Target is bound, which would interfere with the Target's ability to execute, deliver and perform under this Agreement.

          3.6 BROKERS' FEES. The Target does not have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

          3.7 LITIGATION. There is no outstanding order, writ, judgment, stipulation, injunction, decree or determination before or by any court or arbitration tribunal or governmental authority against the Target, and there are no claims, actions, suits, investigations or proceedings of any kind pending, or, to the knowledge of the Target, threatened, before any court or arbitration tribunal or governmental authority that seek to restrain, enjoin or otherwise prevent the consummation of the transactions contemplated by this Agreement.

          3.8 TAX MATTERS. The target has timely filed all material federal, state and local tax returns and all material information returns and reports required to be filed by or with respect to it under the laws of the United States or any State or other jurisdiction, for all periods ending prior to the date hereof and will timely file all such returns and reports required to be filed from the date hereof to the Effective Time. The Target has paid all taxes shown on such returns and will pay prior to the Effective Time all taxes which shall be shown on returns to be filed from the date hereof to the Effective Time.

          3.9 CONDUCT OF BUSINESS AND UNDISCLOSED LIABILITIES. The Target is not and has not been engaged in any business other than holding, and owns no other material asset than, the Partnership Interest and the Target has no debts, liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) that have not been disclosed to the Buyer and UAG in writing, except to such extent that such undisclosed liabilities, individually or in the aggregate, would not have a material adverse effect on the Target. The Target has not entered into any material agreement other than the partnership agreement and any other agreements it may have with the Partnership. The Target has no employees and no employee benefit plans within the meaning of the Employee Retirement Income Security Act of 1974, as amended and is not a party to any collective bargaining agreement.

          3.10 IDENTITY OF TARGET SHAREHOLDERS. All of the Target's Shareholders and their ownership percentages are set forth on Schedule 3.10.

          3.11 INSURANCE. Set forth on Schedule 3.11 is a list of all insurance policies (including policy number, insurance company issuing the policy and amount of coverage) under which the Target is currently covered and under which it has been covered since the date it became a party to the Master Agreement.

          3.12 CONSENTS. Except as disclosed on Schedule 4.4, there are no (i) consents, approvals, authorizations or other actions of, or filings with, any court, governmental authority or regulatory body and (ii) approvals, authorizations or orders of any person under any material permits, licenses, contracts, decrees or other restrictions to which the Partnership is a party, known to the Target or the Target's Shareholders that are required to be obtained, taken or filed in order for this Agreement to be executed and delivered and the transactions contemplated hereby to be consummated.

          3.13 DISCLOSURE. No representation or warranty of the Target or Target's Shareholders omits to state a material fact necessary to make the statements herein, in light of the circumstances in which they were made and with respect to the subject matter thereof, not misleading.

          3.14  INVESTMENT REPRESENTATIONS.

          (a) The UAG Common Stock will be acquired for the Target Shareholders' own accounts not as a nominee or agent, and not with a view to, or for resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act"), except in compliance with the Securities Act.

          (b) The Target Shareholders understand that the UAG Common Stock will not be registered under the Securities Act for purposes of the sale contemplated herein.

          (c) Each of the Target Shareholders is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act.


     4.   BUYER'S AND UAG'S REPRESENTATIONS AND WARRANTIES

     The Buyer and UAG, jointly and severally, represent and warrant to the Target and the Target's Shareholders, as of the date of this Agreement and as of the Closing Date, as follows:

          4.1 CORPORATE STATUS. Each of the Buyer and UAG is a corporation which is duly incorporated, validly existing and in good standing under the laws of the State of [Delaware].

          4.2 POWER AND AUTHORITY. Each of the Buyer and UAG has the corporate power and authority to execute, deliver and perform this Agreement. This Agreement and all transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Buyer and UAG and by all necessary partnership action on the part of the Partnership.

          4.3 BINDING AGREEMENT. When executed and delivered by the Buyer and UAG, this Agreement shall be the valid and binding obligation of each of the Buyer and UAG, enforceable in accordance with its terms.

          4.4 CONSENTS. Except as disclosed on Schedule 4.4, there are no (i) consents, approvals, authorizations or other actions of, or filings with,


                                       8-
any court, governmental authority or regulatory body and (ii) approvals, authorizations or orders of any person under any material permits, licenses, contracts, decrees or other restrictions benefitting or affecting UAG, the Buyer or the Partnership that are required to be obtained, taken or filed in order for this Agreement to be executed and delivered and the transactions contemplated hereby to be consummated. All of the consents, approvals, authorizations, orders or other actions identified on Schedule 4.4 have been, or prior to the Effective Time shall be, obtained, taken or filed.

          4.5 ABSENCE OF CONFLICT OR BREACH. The execution, delivery and performance of this Agreement do not and shall not conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court or arbitration tribunal or governmental authority to which the Buyer or UAG is subject, or of any provision of any agreement or understanding or arrangement to which the Buyer or UAG is a party or by which the Buyer or UAG is bound, which would interfere with the Target's ability to execute, deliver and perform under this Agreement.

          4.6 UAG COMMON STOCK AND OPTIONS. All of the shares of UAG Common Stock to be issued in the Merger have been duly authorized and, upon consummation of the Merger, will be validly issued, fully paid, and nonassessable. All of the UAG Options to be issued in the Merger have been duly authorized and, upon consummation of the Merger, will grant valid rights to the holder to acquire UAG Common Stock, in accordance with the terms of the UAG Options. The shares issuable upon exercise of the UAG Options have been duly reserved for issuance by UAG and, when issued in accordance with the terms of the UAG Options, such shares will be validly issued, fully paid and nonassessable.

          4.7 BROKERS' FEES. Neither UAG nor the Buyer has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Target or Target Shareholders could become liable or obligated.

          4.8 LITIGATION. There is no outstanding order, writ, judgment, stipulation, injunction, decree or determination before or by any court or arbitration tribunal or governmental authority against the Buyer or UAG, and there are no claims, actions, suits, investigations or proceedings of any kind pending, or, to the knowledge of the Buyer or UAG, threatened, before any court or arbitration tribunal or governmental authority that seek to restrain, enjoin or otherwise prevent the consummation of the transactions contemplated by this Agreement.

          4.9 DISCLOSURE. The final prospectus used by UAG in connection with its initial public offering and any supplement or amendment thereto when filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made.


     5.   COVENANTS OF THE PARTIES

     The Parties agree as follows with respect to the period from and after the execution of this Agreement:

          5.1 GENERAL. Each of the Parties will use its best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by the Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 6 below).

          5.2 FILINGS. Each of the Parties shall cooperate with one another in filing, supplying, or causing to be filed or supplied, as promptly as practicable, all applications, notifications and information required to be filed or supplied by it or by the Partnerships pursuant to (i) applicable law and (ii) all then applicable agreements to which the other Parties are a party, in connection with the Merger pursuant to this Agreement.

          5.3 THIRD PARTY CONSENTS. The Parties shall cooperate with one another in obtaining consents and approvals from third parties with respect to the transactions contemplated by this Agreement.

          5.4 NOTICE OF DEVELOPMENTS. Each Party will give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in Section 3 and Section 4 above.


     6.   CONDITIONS TO CLOSING

          6.1 CONDITIONS TO OBLIGATIONS OF THE BUYER. The obligations of the Buyer to consummate the transactions contemplated hereunder shall be subject to the fulfillment (or waiver by the Buyer) on or prior to the Closing Date of the following additional conditions, which the Target agrees to use its best efforts to cause to be fulfilled:

               6.1.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Target and the Target's Shareholders contained in Section 3 hereof shall be true and correct in all material respects on and as of the date hereof and shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date.

               6.1.2 COVENANTS. The Target shall have performed and complied with all of its covenants contained in Section 5 hereof in all material respects through the Closing.

               6.1.3 INSTRUMENT EVIDENCING ASSUMPTION OF LIABILITY. The Buyer will deliver to the Target an instrument in the form attached hereto as EXHIBIT 6.1.3, duly executed by an officer of the Buyer, to the effect that the Buyer assumes the tax liabilities of the Target, in order that the Target can expedite the tax clearance procedure which is required to be satisfied prior to the filing of a Certificate of

Merger.** If any such instrument is delivered it shall have no impact upon, and shall not modify the rights of, the Parties as more fully set forth in Section 7.

               6.1.4 DELIVERY OF ALL DOCUMENTS. At the Closing, the Target shall have delivered all the documents, certificates and other deliveries set forth in Section 2.3 hereof.

          6.2 CONDITIONS TO OBLIGATIONS OF THE TARGET. The obligations of the Target to consummate the transactions contemplated hereunder shall be subject to the fulfillment (or waiver by the Target), on or prior to the Closing Date, of the following additional conditions, which the Buyer and UAG agree to use their best efforts to cause to be fulfilled:

               6.2.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Buyer and UAG contained in Section 4 hereof shall be true and correct in all material respects on and as of the date hereof and shall be true and correct in all material respects on and as of the Closing Date with the same effect as though made on and as of the Closing Date.

               6.2.2 COVENANTS. The Buyer and UAG shall have performed and complied with all of its covenants contained in Section 5 hereof in all material respects through the Closing.

               6.2.3 CONSENTS. The Buyer and UAG shall have obtained and delivered to the Target any governmental or third party consents, authorizations or approvals, including any manufacturer consent, to the transactions contemplated by this Agreement required to be obtained by the Buyer, UAG or the Partnership.

               6.2.4 DELIVERY OF ALL DOCUMENTS. At the Closing, the Buyer and UAG shall have delivered all the documents, certificates and other deliveries set forth in Section 2.4 hereof.

---------------

     **   Such instrument is required only if the Target is incorporated in the
State of New York and the Buyer is not incorporated in the State of New York. Alternatively, the Buyer may reincorporate in the State of New York, which will eliminate the Target's need to obtain tax clearance altogether.

     7.   INDEMNIFICATION

          7.1 GENERAL INDEMNIFICATION OF THE TARGET SHAREHOLDERS. Except as provided in Section 7.3, the Surviving Corporation and UAG, jointly and severally, shall defend, indemnify and hold the Target Shareholders harmless from and against any and all claims, liabilities, obligations, whether absolute, accrued, contingent or otherwise and whether a contractual or any other type of liability, obligation or claim (other than income tax liabilities of the Target Shareholders arising from the transactions contemplated by this Agreement) including, without limitation, all damages, losses and expenses, reasonable fees of experts and attorneys and all costs of suit, suffered or incurred or to be suffered or incurred by the Target and the Target Shareholders (i) arising out of the breach of any or all representations and warranties made by or on behalf of the Buyer or UAG in this Agreement or in any document delivered hereunder, and (ii) arising from or out of the operations of the Target or the Surviving Corporation. The Surviving Corporation and UAG shall indemnify and hold harmless the present and former officers and directors and employee benefit plan fiduciaries of the Target in respect of acts or omissions occurring at or prior to the Effective Time to the same extent now provided under the Target's Articles of Incorporation and By-Laws in effect on the date hereof.

          7.2 INDEMNIFICATION OF UAG AND THE SURVIVING CORPORATION. Except as provided in Section 7.3, the Target Shareholders jointly and severally shall defend, indemnify and hold UAG, and the Surviving Corporation harmless from and against any and all claims, liabilities, obligations, whether absolute, accrued, contingent or otherwise and whether a contractual or any other type of liability, obligation or claim including, without limitation, all damages, losses and expenses, reasonable fees of experts and attorneys and all costs of suit, suffered or incurred or to be suffered or incurred by UAG and the Surviving Corporation arising out of the breach of any or all representations and warranties and covenants made by the Target and the Target's Shareholders in this Agreement or in any document delivered hereunder.

     7.3  SPECIAL TAX INDEMNITY.  Notwithstanding any other provision of this
Section 7, except for the Tax Liabilities referred to in the following sentence, the

Target Shareholders shall be liable for, and shall indemnify and hold UAG and the Surviving Corporation harmless from and against, any and all claims, liabilities and obligations in respect of income or franchise taxes, whether absolute, accrued, contingent or otherwise (herein, "Tax Liabilities"), asserted against the Target for any period prior to the Effective Time. Each of the Buyer, Surviving Corporation and UAG shall be liable for, and shall indemnify and hold the Target Shareholders harmless from and against, any Tax Liabilities (in excess of those shown on returns filed by the Target for periods prior to the Effective Time) asserted against the Target as a result of adjustments by any tax authority or the Partnership to any items of income, gain, deduction, loss or credit allocable to the Target in respect of Target's interest in the Partnership for any period after the formation of the Partnership and prior to the Effective Time.

          7.4 INDEMNIFICATION PROCEDURE. A party seeking indemnification pursuant to this Section 7 (an "indemnified party") shall give prompt notice to the party from whom such indemnification is sought (the "indemnifying party") of the assertion of any claim, or the commencement of any action or proceeding, in respect of which indemnity may be sought hereunder. The indemnifying party shall have the right to assume the defense (in consultation and cooperation with the indemnified party, in good faith and to the extent appropriate under the circumstances) of any such suit, action or proceeding at its own expense. If an indemnifying party shall elect not to assume the defense of any such suit, action or proceeding, the indemnified party may assume such defense at the expense of the indemnifying party. An indemnifying party shall not be liable under this Section 7 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder. No investigation by an indemnified party at or prior to the Closing shall relieve an indemnifying party of any liability hereunder.


     8.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     The Buyer, UAG, the Target and the Target's Shareholders agree that the representations and warranties of each party in Section 3 and Section 4, the indemnification provisions in Section 7 and the registration rights granted to the Target Shareholders in Section 9 shall survive the Closing.


     9.   REGISTRATION RIGHTS

     UAG shall grant the Target Shareholders registration rights upon the terms and conditions set forth in the form of a Registration Rights Agreement attached to the Settlement Agreement as Exhibit 6.1(A) (the "Registration Rights Agreement").


     10. CERTAIN TAX MATTERS

     After the Closing, the Target Shareholders shall cooperate with respect to any audit or other administrative or court proceedings with respect to taxes and tax returns of the Target for periods ending on or before the Closing Date, in each case including maintaining and making available to the Surviving Corporation and UAG all records necessary in connection with taxes payable with respect to such tax returns and in resolving all disputes and audits and refunds with respect to such tax returns and taxes and any earlier tax returns and taxes of the Target. Any refunds of or credits for taxes of the Target with respect to any taxable period ending on or before the Closing Date shall be for the account of the Target Shareholders and if received or utilized by the Surviving Corporation or UAG shall be paid to Target Shareholders within five business days after the Surviving Corporation or UAG receives such refund or utilizes such credit. The Surviving Corporation and UAG shall cooperate, and shall cause their respective officers, employees, agents, auditors and representatives to cooperate, with respect to any audit or other administrative or court proceedings with respect to taxes and returns of the Target for periods ending on or before the Closing Date, in each case including maintaining and making available to the Target Shareholders all available records necessary in connection with taxes payable with respect to such tax returns and in resolving all disputes, audits and refunds with respect to such returns and taxes and any earlier returns and taxes of Target.

     11.  MISCELLANEOUS

          11.1 NO WAIVER. No waiver of any term, condition, default, or breach of this Agreement, or of any document executed pursuant hereto, shall be effective unless in writing and executed by the party making such waiver; no such waiver shall operate as a waiver of either (i) such term, condition, default, or breach on any other occasion, or (ii) any other term, condition, default, or breach of this Agreement. No delay or failure to enforce any provision of this Agreement or of any document executed pursuant hereto shall operate as a waiver of such provision or any other provision herein or therein. The enforcement by any party of any right it may have under this Agreement or under applicable laws shall not be deemed an election of remedies or otherwise prevent such party from enforcement of one or more other remedies at any time.

          11.2 CONSTRUCTION; PRONOUNS. The rule of construction construing ambiguities in documents against their drafters shall not be applicable to the construction of this Agreement. All words used herein shall be construed according to their proper gender and number, as the context shall require.

          11.3 PARTIES BOUND. All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and be enforceable by and against, the Parties hereto and their respective heirs, representatives, successors and permitted assigns.

          11.4 NOTICES. Any and all notices, requests, communications, or demands required or permitted to be given hereunder shall be in writing, and shall be delivered either (i) in person or by electronic facsimile, (ii) by an established overnight delivery service, or (iii) by certified mail, return receipt requested, addressed as follows:

     If to Target:       Joseph C. DiFeo

                               and

                         Samuel X. DiFeo
                         121 Lorraine Avenue
                         Spring Lake, New Jersey 07762
     copy to:            Arnold & Porter
                         399 Park Avenue
                         New York, New York  10022
                         Fax:  (212) 715-1399
                         Phone:  (212) 715-1000
                         Attention:  Michael J. Canning, Esq.


     If to UAG or
     Buyer:              United Auto Group, Inc.
                         375 Park Avenue - 11th Floor
                         New York, New York  10152
                         Fax: (212) 593-1363
                         Phone: (212) 230-0493
                         Attention:  Philip N. Smith, Jr., Esq.

                              copy to:

        If by Hand:      Bressler, Amery & Ross, P.C.
                         325 Columbia Turnpike
                         Florham Park, New Jersey  07932
                         Fax:  (201) 514-1660
                         Phone:  (201) 514-1200
                         Attention:  Edward P. McKenzie, Esq.

        If by Mail:      P.O. Box 1980
                         Morristown, New Jersey  07962

or to such other address or addresses as any party may designate to the others by notice given as provided above. Notices delivered in person or by electronic facsimile shall be deemed to have been given on the date of delivery; notices delivered by overnight delivery service shall be deemed to have been given on the business day following the date of deposit with such overnight delivery service; and notices given by mail shall be deemed to have been given three (3) days after the date of mailing.

          11.5 GOVERNING LAW. The rights and duties of the parties and the validity, construction, enforcement, and interpretation of this Agreement shall be determined according to the laws of the State of New York.

          11.6 SUBMISSION TO JURISDICTION. The Parties hereby agree that the Federal courts of the United States sitting in the Southern District of New York and the courts of the State of New York sitting in the City of New York shall have the exclusive jurisdiction in respect of any legal action or proceeding arising out of or relating to this Agreement or to the transactions contemplated hereunder.

          11.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                   UNITED AUTO GROUP, INC.


                                   By:
                                       -------------------------
                                       Name:
                                       Title:


                                   [BUYER]


                                   By:
                                       -------------------------
                                       Name:
                                       Title:


                                   [TARGET]


                                   By:
                                       -------------------------
                                       Name:
                                       Title:


                                   [TARGET'S SHAREHOLDERS]


                                   By:
                                       -------------------------
                                       Name:
                                       Title:


                                   By:
                                       -------------------------
                                       Name:
                                       Title:

                                  EXHIBIT 2.3.2

                            CERTIFICATE OF THE TARGET

     Pursuant to Section 2.3.2 of the Agreement and Plan of Merger dated as of
      , 1996 (the "Agreement") among the undersigned and ________________ (the "Buyer") and United Auto Group Inc., the undersigned, by executing this Certificate and delivering it to the Buyer and UAG certifies to the Buyer and UAG knowing and intending that the Buyer and UAG are relying hereon that:

     1. The representations and warranties of the Target contained in Section 3 of the Agreement are true and correct in all material respects on and as of the date hereof.

     2. The undersigned has performed and complied in all material respects with all covenants contained in Section 5 required by the Agreement to be performed or complied with by it on or prior to the date hereof.

     3. All conditions to the undersigned's obligations under the Agreement have been satisfied in all material respects.

                                        [TARGET]

                                        By:
                                           -------------------------
                                           Name:

                                        [TARGET'S SHAREHOLDERS]

                                        By:
                                           -------------------------
                                           Name:

                                        By:
                                           -------------------------
                                           Name

                                  EXHIBIT 2.4.1

                        CERTIFICATE OF THE BUYER AND UAG


     Pursuant to Section 2.4.1 of the Agreement and Plan of Merger (the
"Agreement") dated as of          , 1996 among the undersigned and United Auto
Group, Inc., and  _____________________________________ (the "Target") and
__________________________________ (the "Target's Shareholders"), the
undersigned, by executing this Certificate and delivering it to the Target, certifies to the Target, knowing and intending that the Target is relying hereon that:

     1.  The representations and warranties of the undersigned contained in
Section 4 of the Agreement are true and correct in all material respects on as of the date hereof.

     2. Each of the undersigned has performed and complied in all material respects with all covenants contained in Section 5 required by the Agreement to be performed or complied with by it on or prior to the date hereof.

     3. All conditions to the undersigneds' obligations under the Agreement have been satisfied in all material respects.

                                        [BUYER]

                                        By:
                                           -------------------------

                                           Name:
                                           Title:

                                        UNITED AUTO GROUP, INC.

                                        By:
                                           -------------------------
                                           Name:
                                           Title:

                                  EXHIBIT 6.1.3

                             ASSUMPTION OF LIABILITY

     _____________________, a corporation organized under the laws of the State of __________, does hereby guarantee that it will file, or cause to be filed, all returns required of _____________________________, a corporation organized under the laws of the State of __________, and does assume the liability for and guarantee the payment of all taxes accrued and owing by said __________________________, the ________________ corporation.


                                   -----------------------

                                   By
                                     ---------------------
                                       (Vice) President
ATTEST:


--------------------------------
     (Assistant) Secretary

STATE OF ___________)
                    )  SS.:
COUNTY OF __________)


     I, _______________, a Notary Public, do hereby certify that on the ______ day of ________, 1996, personally appeared before me ____________________, and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                   -------------------------
                                         Notary Public